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                   	FIRST AMENDMENT TO CREDIT AGREEMENT

  THIS FIRST AMENDMENT, dated as of May 28, 1996, amends and modifies a certain Credit Agreement, dated as of December 31, 1995 (the "Credit Agreement"), between STRATEGIC DISTRIBUTION, INC. (the "Company") and BANK OF AMERICA ILLINOIS (the "Bank"). Capitalized terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

                        	PRELIMINARY STATEMENT

	 The Company and the Bank desire to amend the Credit Agreement to permit the
Company to guarantee certain indebtedness of its employees to CoreStates Bank of Delaware, N.A. as hereinafter set forth.

 	NOW THEREFORE, for value received, the Company and the Bank agree as follows.

             	ARTICLE I - AMENDMENTS TO THE CREDIT AGREEMENT

 	1.1 Section 10.18. Section 10.18 ("Guaranties") of the Credit Agreement is hereby amended as of the date hereof to read in its entirety as follows:

      		"SECTION 10.18 Guaranties. -Not, and not permit any of its Subsidiaries to, become or be a guarantor or surety of, or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to, any undertaking of any other Person, except for (a) the Guaranty, (b)
     the endorsement in the ordinary course of collection, of instruments payable to it or its order; (c) the Coors Guaranty, and (d) a guaranty in favor of CoreStates Bank, N.A. ("CoreStates"), substantially in the form set forth as Exhibit AA to the First Amendment to this Agreement, which guarantees obligations to CoreStates in connection with corporate VISA cards issued to its, or any of its Subsidiaries', employees, in an aggregate amount not to exceed $400,000."

	   1.2 Construction. All references in the Credit Agreement to "this Agreement," "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment.

             	ARTICLE II - REPRESENTATIONS AND WARRANTIES

 	To induce the Bank to enter into this Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Company hereby warrants and represents to the Bank that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

             	ARTICLE III - CONDITIONS PRECEDENT

 	This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

	 3.1 Warranties. Before and after giving effect to this Amendment, the representations and warranties in Section 9 of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Company of this Amendment shall be deemed a representation that the Company has complied with the foregoing condition.

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 	3.2 Defaults. Before and after giving effect to this Amendment, no Event of
Default and no Unmatured Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Company of this Amendment shall be deemed a representation that the Company has complied with the foregoing condition.

 	3.3 Documents. The Company shall have executed and delivered this Amendment.

                           	ARTICLE IV - GENERAL

 	4.1 Expenses. The Company agrees to reimburse the Bank upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by this Bank in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Company hereunder, and to pay and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment or the issuance of the Note hereunder, which obligations of the Company shall survive any termination of the Credit Agreement.

 	4.2 Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

 	4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

 	4.4 Law. This Amendment shall be a contract made under the laws of the State of Illinois, which laws shall govern all the rights and duties hereunder.

 	4.5 Successors; Enforceability. This Amendment shall be binding upon the Company and the Bank and their respective successors and assigns, and shall inure to the benefit of the Company and the Bank and the successors and assigns of the Bank. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

 	IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                						BANK OF AMERICA ILLINOIS

                                						By /s/ Randolph T. Kohler
                                         -------------------------
                                						Title  Senior Vice President
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                                						STRATEGIC DISTRIBUTION, INC.

                                						By /s/ Charles J. Martin
                                         -------------------------
                                						Title  Vice President
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